VANGUARD(R) GROWTH EQUITY FUND

Semiannual Report - March 31, 2001

STOCK

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

* THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

* DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

* PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Growth Equity Fund returned -47.5% during the first six months of its 2001 fiscal year, a disappointing result that reflected the free fall in technology stocks.

* The fund's return was well behind those of its average competitor and its index benchmark.

* The plunge in technology stocks began with a decline in dot-com businesses, but quickly spread to well-established companies.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 7 Fund Profile

 8 Glossary of Investment Terms

 9 Performance Summary

10 Financial Statements

LETTER
  from the Chairman

FELLOW SHAREHOLDER,
During the six months ended March 31, 2001, vanguard growth equity fund turned in a half-year return that was disappointing on a relative basis and even worse in absolute terms. Battered by the relentless decline in many technology stocks, your fund returned -47.5% for the half-year, ending the six months well behind its average peer and an unmanaged benchmark index.
     The table at right compares the fund's six-month total return (capital change plus reinvested dividends) with the average returns of large-capitalization growth mutual funds and the Russell 1000 Growth Index, a measure that we consider the "best fit" for the fund. For your reference, we also present the return for the Wilshire 5000 Total Market Index.

TOTAL RETURNS                 Six Months Ended
                                March 31, 2001
----------------------------------------------
Vanguard Growth Equity Fund             -47.5%
Average Large-Cap Growth Fund*          -34.0
Russell 1000 Growth Index               -37.8
Wilshire 5000 Index                     -21.4
----------------------------------------------
*Derived from data provided by Lipper Inc.

     Our return reflects a decrease in net asset value from $18.68 per share on September 30, 2000, to $9.81 per share on March 31, 2001. The fund did not distribute any dividends or capital gains during the period.

MARKET BAROMETER                                                 Total Returns
                                                  Periods Ended March 31, 2001
------------------------------------------------------------------------------
                                                 Six          One         Five
                                              Months         Year       Years*
------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                    -18.8%       -21.7%        14.2%
Russell 2000 Index (Small-caps)               -13.0        -15.3          7.8
Wilshire 5000 Index (Entire market)           -21.4        -24.8         12.4
MSCI EAFE Index (International)               -15.9        -25.7          3.7
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     7.4%        12.5%         7.5%
Lehman 10 Year Municipal Bond Index             6.4         10.8          6.6
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      3.0          6.0          5.3
------------------------------------------------------------------------------
CPI
Consumer Price Index                            1.4%         2.9%         2.5%
------------------------------------------------------------------------------
*Annualized.

FINANCIAL MARKETS IN REVIEW
During the past six months, technology stocks continued to plummet from peaks reached early last year, registering especially sharp declines in the first three months of 2001. The tech-stock collapse pulled broad U.S. stock market indexes into a bear market--generally defined as a decline of -20% or more over at least a two-month period. Amid the turbulence in stocks, bonds provided shelter, with solid returns in all segments of the fixed income markets.


                                                         -----------------------
                                                            TWO THEMES DOMINATED
                                                           THE MARKETS: WEAKNESS
                                                             IN THE U.S. ECONOMY
                                                         AND CORPORATE EARNINGS,
                                                                AND TECHNOLOGY'S
                                                         ACCELERATING FREE FALL.
                                                         -----------------------

     Two themes dominated the markets during the past six months: weakness in the U.S. economy and corporate earnings, and technology's accelerating free fall. On the economic front, though some indicators remain strong--unemployment is low, and housing sales have been robust--overall growth has slowed dramatically from the torrid pace of the past few years. In the fourth quarter of 2000, real growth in gross domestic product checked in at an annualized rate of 1.0%, compared with a stunning 8.3% a year earlier. In late January, Federal Reserve Board Chairman Alan Greenspan said that first-quarter growth would likely be "close to zero." Amid the market's troubles, consumer confidence, though still at high historical levels, also slipped.
     In the first quarter of 2001, the Fed responded to signs of economic weakness by reducing short-term interest rates three times, for a total of 150 basis points (1.5 percentage points). Stocks rallied after the first cut-- a surprise move announced in early January, between the Fed's regularly scheduled meetings--but then lurched downward.
     Hardest hit were technology stocks. During the six months, the tech-heavy Nasdaq Composite Index lost -49.9% of its value. (By March 31 it was down -64% from its peak in March 2000.) What began as a fall in speculative dot-coms with slim prospects of profitability spread to established technology companies with solid track records. In the first three months of 2001, bellwether tech stocks such as Cisco Systems and JDS Uniphase declined sharply after the companies reported weak earnings or warned that a slowing economy would be bad news for the bottom line.
     The best performers during the half-year were value stocks--those with below-average prices in relation to such measures as earnings and book value. Larger value-oriented shares suffered mild losses, while small and medium-sized value stocks posted positive returns. Within the Russell 1000 Index, the difference between returns of growth and value stocks was enormous: The index's growth component returned -37.8% and its value shares returned -2.5%. The overall U.S. stock market, as represented by the Wilshire 5000 Index, returned -21.4%.
     Bonds were the one bright spot in the investment markets. Interest rates across all maturities declined, and prices rose, providing bonds with excellent total returns. The Lehman Brothers Aggregate Bond Index, a measure of the total taxable bond market, returned 7.4% during the six months.

                                                         -----------------------
                                                         WITHIN THE RUSSELL 1000
                                                           INDEX, THE DIFFERENCE
                                                          BETWEEN THE RETURNS OF
                                                         GROWTH AND VALUE STOCKS
                                                                   WAS ENORMOUS.
                                                         -----------------------

PERFORMANCE OVERVIEW
In our annual report to you six months ago, which outlined the fund's extraordinary fiscal 2000 return of 51.1%, we said that "such a result is not attainable without the assumption of considerable risk." That risk came home to roost during the first six months of the 2001 fiscal year.
     When the year began, your fund had more than half of its assets in technology stocks. Though our tech weighting was close to that of the fund's benchmark index, a commitment of this size to a single sector entailed significant risk. Many of the fund's biggest holdings plunged during the six months, including such sector leaders as Cisco Systems, EMC, Sun Microsystems, Oracle, Corning, and Nortel Networks. As you may know, your fund's adviser, Turner Investment Partners, keeps the fund's industry group weightings very close to those of the index, but tries to select the best stocks in each sector. This emphasis on stock selection, combined with your fund's aggressive trading style--it buys and sells stocks rapidly in an attempt to capitalize on market volatility--requires that investors be prepared for a wild ride from time to time.
     Our half-year result was poor not only on an absolute basis--a return of -47.5%--but also in view of results from our comparative measures. Our return was more than 13 percentage points behind the average return of our peers, which as a group had a smaller commitment to tech stocks. It was also nearly 10 percentage points behind that of the Russell 1000 Growth Index. Previously, the fund's poorest performance for a full fiscal year was -3.0% in 1994.

                                                    ----------------------------
                                                      MANY OF THE FUND'S BIGGEST
                                                     HOLDINGS PLUNGED DURING THE
                                                           SIX MONTHS, INCLUDING
                                                    LEADING FIRMS CISCO SYSTEMS,
                                                      EMC, AND SUN MICROSYSTEMS.
                                                    ----------------------------

     After several years of stellar performance, it was not unreasonable to expect that your fund would come back to earth sooner or later. However, few would have envisioned so sharp and fast a fall. As you might imagine, the fund's performance over the past six months inflicted serious damage to its longer-term return. From its inception through the end of its 2000 fiscal year in September, the fund had returned an annualized 22.5%. Through the end of March 2001, the fund's annualized return since its inception has fallen to 12.8%.
     We understand how trying the past six months have been for our shareholders, and we thank you for sticking with the fund. As difficult as it may be to accept the fund's poor six-month performance, it's important to understand that the half-year represents only a very small slice of time. Most mutual funds--especially those that emphasize growth stocks--should be considered long-term investments. Their performance is best gauged over years rather than months.

     We believe that the Growth Equity Fund's attributes--a solid, experienced investment management team and costs that are far lower than those of our peers--will work to the benefit of our investors over the long run.

IN SUMMARY
The past six months have certainly been an extremely difficult period for investors. Those who were diversified across market sectors and asset classes--stocks, bonds, and short-term investments--fared better than those who were concentrated in tech stocks or other securities that had seemed to be a "sure thing" during the bull market of the 1990s. Because no one can predict the direction of the financial markets, those who maintain diversified portfolios are in the best position to weather market volatility.
     We reiterate our longstanding belief about the importance of diversification, and we urge you to stay the course with your investment program. Thank you for entrusting your hard-earned money to us.


Sincerely,

/S/ JOHN J. BRENNAN
                                                      [Photo of John J. Brennan]
                                                                 JOHN J. BRENNAN
                                                                    Chairman and
                                                         Chief Executive Officer

April 10, 2001

REPORT
  from the Adviser                                    TURNER INVESTMENT PARTNERS

In the six-month period ended March 31, 2001, growth stocks were conspicuously out of favor. As a result, vanguard growth equity fund recorded a -47.5% return. That result lagged both the Wilshire 5000 Index's -21.4% return and the Russell 1000 Growth Index's -37.8% return.
     Basically, the Growth Equity Fund underperformed because we generally held growth stocks with higher betas and price/earnings ratios than the averages for the market as a whole. And it was these volatile, high-P/E stocks that were punished most in the market's downturn. The fund's technology holdings, representing about 50% of assets on average, were especially penalized, declining about -66%. Growth stocks in general, and tech stocks in particular, went down hard because of the market's preoccupation with valuations.
     While a number of our major tech holdings suffered, the fund's performance was particularly hurt by stocks in the areas of Internet infrastructure, communications network, data storage, semiconductors, and software, including such names as BMC Software, CIENA, Celestica, Flextronics International, Intel, JDS Uniphase, QUALCOMM, and Sonus Networks. These stocks were clobbered as investors reacted to a spate of weak earnings reports and news of abruptly curtailed capital spending for computer hardware and software. In the technology sector, we found few places to hide. We sought to avoid segments of the tech sector where earnings problems were developing and to emphasize other, less-problematic segments. Alas, even those segments with the brightest earnings prospects proved vulnerable to the sudden, sharp economic slump.

                                                     ---------------------------
                                                       ALAS, EVEN THOSE SEGMENTS
                                                     WITH THE BRIGHTEST EARNINGS
                                                     PROSPECTS PROVED VULNERABLE
                                                            TO THE SUDDEN, SHARP
                                                                 ECONOMIC SLUMP.
                                                     ---------------------------

     The Growth Equity Fund was heavily invested in the tech sector because the fund seeks to remain "sector neutral" with regard to its benchmark index--meaning that our commitments to industry sectors will closely resemble those of the index. The fund's sizable weighting in technology is similar to that of the Russell 1000 Growth Index. Within the tech sector, as with all the others, we rely on stock selection to add value.
     Most of the time the sector-neutral approach works to our advantage. Our experience has shown that such an approach is prudent because the performance advantage in the market typically shifts swiftly and unpredictably from sector to sector; today's Old Dobbin sector is tomorrow's Kentucky Derby winner. But when a major sector is out of favor, as technology has been recently, it can create short-term problems for the fund.

     In such a difficult environment, the Growth Equity Fund fared about as we expected. Our focus on rapidly growing companies has in the past produced this performance pattern: When the market falls severely, our portfolio tends to do relatively poorly. But as the market stabilizes or turns up, our fund tends to do well versus our benchmark.
     During the half-year, all but one of our sector positions recorded losses. Our 3% weighting in consumer staples stocks had the best return, a 4% gain, outpacing the index sector. Our best performers here were CVS, Kellogg, and Sysco. Also, our financial services holdings, which accounted on average for 3% of the fund's assets, beat the corresponding sector of the index. Some of our better-performing financial stocks were Concord EFS, First Data, Fannie Mae, and Providian Financial. Significantly, these consumer staples and financial services holdings were among the less-expensive, lower-beta stocks that did well because investors perceived them to be safer.

THE FUND'S POSITION
So where do we go from here?
     As we see it, just as the market previously generated an unsustainable enthusiasm that pumped the Nasdaq Composite Index up to 5,000 and beyond, it now reflects an equally unsustainable pessimism--the fear that brought the Nasdaq down to 1,840 at the half-year's end.
     We don't know when earnings--the ultimate driver of stock prices-- will matter again. But we do know that if the history of the stock market has proven nothing else, it has proven that changes in earnings do bring about changes in stock prices. We think our holdings will in fact start to move up before earnings reach a trough, because the market is always looking ahead. Until then, we will try to make the best of an environment that has been hostile to our investment approach. And we will continue to concentrate on picking the stocks, in all sectors of the market, that we think have the strongest earnings potential.

Bob Turner, Chairman and Chief Investment Officer

April 12, 2001

FUND PROFILE                                                As of March 31, 2001
  for Growth Equity Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 8.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                             WILSHIRE
                                FUND         BEST FIT*           5000
---------------------------------------------------------------------
Number of Stocks                  82               526          6,615
Median Market Cap             $55.3B            $66.5B         $35.2B
Price/Earnings Ratio           37.1x             36.8x          24.6x
Price/Book Ratio                5.9x              6.1x           3.4x
Yield                           0.0%              0.6%           1.3%
Return on Equity               25.0%             27.4%          22.6%
Earnings Growth Rate           24.8%             22.3%          15.5%
Foreign Holdings                1.2%              0.0%           0.0%
Turnover Rate                 426%**                --             --
Expense Ratio                0.71%**                --             --
Cash Investments                0.5%                --             --
---------------------------------------------------------------------

-------------------------------
TEN LARGEST HOLDINGS
(% of total net assets)

Microsoft Corp.            7.9%
  (software)
Pfizer, Inc.               5.3
  (pharmaceuticals)
AOL Time Warner Inc.       4.9
  (media)
Intel Corp.                4.6
  (computer hardware)
General Electric Co.       3.7
  (conglomerate)
Home Depot, Inc.           3.6
  (retail)
Wal-Mart Stores, Inc.      3.6
  (retail)
Dell Computer Corp.        3.5
  (computer technology)
International Business
  Machines Corp.           3.3
  (computer technology)
Abbott Laboratories        2.7
  (pharmaceuticals)
-------------------------------
Top Ten                   43.1%
-------------------------------

---------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                   WILSHIRE
                          FUND        BEST FIT*        FUND            5000
---------------------------------------------------------------------------
R-Squared                 0.88             1.00        0.77            1.00
Beta                      1.16             1.00        1.44            1.00
---------------------------------------------------------------------------

------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                                                WILSHIRE
                                   FUND         BEST FIT*           5000
------------------------------------------------------------------------
Auto & Transportation              0.0%              0.5%           2.1%
Consumer Discretionary            19.9              15.1           13.6
Consumer Staples                   4.8               4.8            6.4
Financial Services                 4.4               3.7           19.9
Health Care                       20.8              22.7           13.5
Integrated Oils                    0.0               0.0            3.6
Other Energy                       2.4               2.3            3.2
Materials & Processing             0.0               0.2            3.1
Producer Durables                  3.7               2.5            3.4
Technology                        37.3              36.2           16.5
Utilities                          2.3               3.0            9.5
Other                              4.4               9.0            5.2
------------------------------------------------------------------------

------------------------
INVESTMENT FOCUS
[GRID]

Market Cap         Large
Style             Growth
------------------------


                                                             [PHOTO OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

 *Russell 1000 Growth Index.
**Annualized.

GLOSSARY
  of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to an index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for Growth Equity Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                       March 11, 1992-March 31, 2001
[BAR CHART APPEARS HERE]
[SCALE -30% TO 30%]
                       GROWTH       RUSSELL
                       EQUITY   1000 GROWTH
           YEAR          FUND         INDEX
           ----          ----         -----
           1992           1.9           4.7
           1993          26.6             6
           1994            -3           5.8
           1995          20.6          32.2
           1996          22.9          21.4
           1997          32.6          36.3
           1998          10.7          11.1
           1999          38.2          34.9
           2000          51.1          23.4
           2001*        -47.5         -37.8
--------------------------------------------------------------------------------
*Six months ended March 31, 2001.
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  March 31, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Investment Loss, Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
GROWTH EQUITY FUND                                       SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (19.8%)
*   AOL Time Warner Inc.                                907,869       $  36,451
    Home Depot, Inc.                                    624,013          26,895
    Wal-Mart Stores, Inc.                               526,054          26,566
*   Clear Channel Communications, Inc.                  211,931          11,540
    Waste Management, Inc.                              326,513           8,065
*   Cendant Corp.                                       376,382           5,491
    Omnicom Group Inc.                                   63,689           5,279
*   Best Buy Co., Inc.                                  130,702           4,700
*   Charter Communications, Inc.                        207,140           4,687
*   Gemstar-TV Guide International, Inc.                153,300           4,407
*   Federated Department Stores, Inc.                    98,640           4,098
*   eBay Inc.                                            99,540           3,602
*   Electronic Arts Inc.                                 53,230           2,888
*   TMP Worldwide, Inc.                                  60,570           2,275
                                                                      ----------
                                                                        146,944
                                                                      ----------
CONSUMER STAPLES (4.8%)
    Walgreen Co.                                        231,690           9,453
    CVS Corp.                                           134,253           7,852
    PepsiCo, Inc.                                       124,390           5,467
    General Mills, Inc.                                 124,561           5,357
    Sysco Corp.                                         165,676           4,392
    Kellogg Co.                                         110,330           2,982
                                                                      ----------
                                                                         35,503
                                                                      ----------
ENERGY (2.4%)
*   Calpine Corp.                                       108,780           5,991
    El Paso Corp.                                        80,254           5,241
    Dynegy, Inc.                                         71,810           3,663
*   BJ Services Co.                                      44,240           3,150
                                                                      ----------
                                                                         18,045
                                                                      ----------
FINANCIAL SERVICES (4.3%)
    Fannie Mae                                          116,770           9,295
    CIGNA Corp.                                          58,470           6,277
    The Goldman Sachs Group, Inc.                        64,250           5,468
    First Data Corp.                                     77,553           4,631
    Providian Financial Corp.                            88,830           4,357
*   Concord EFS, Inc.                                    55,920           2,261
                                                                      ----------
                                                                         32,289
                                                                      ----------
HEALTH CARE (20.7%)
    Pfizer, Inc.                                        957,509          39,210
    Abbott Laboratories                                 424,561          20,035
    Baxter International, Inc.                          189,676          17,856
    Medtronic, Inc.                                     309,310          14,148
    American Home Products Corp.                        187,420          11,011
    HCA-The Healthcare Co.                              251,572          10,131
    Becton, Dickinson & Co.                             236,140           8,340

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                         SHARES           (000)
--------------------------------------------------------------------------------
*   Amgen, Inc.                                         130,096       $   7,830
    Cardinal Health, Inc.                                75,390           7,294
*   King Pharmaceuticals, Inc.                          146,094           5,953
    UnitedHealth Group Inc.                              95,980           5,688
*   Genzyme Corp.                                        36,080           3,259
    IMS Health, Inc.                                    121,850           3,034
                                                                      ----------
                                                                        153,789
                                                                      ----------
PRODUCER DURABLES (3.7%)
*   Nokia Corp. ADR                                     359,760           8,634
*   Applied Materials, Inc.                             114,530           4,982
*   Novellus Systems, Inc.                               94,078           3,816
*   LAM Research Corp.                                  152,940           3,632
*   Lexmark International, Inc.                          73,107           3,328
*(1)Capstone Turbine Corp.                              107,770           3,058
                                                                      ----------
                                                                         27,450
                                                                      ----------
--------------------------------------------------------------------------------
TECHNOLOGY (37.2%)
--------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY (4.0%)
*   QUALCOMM, Inc.                                      231,267          13,095
*   CIENA Corp.                                         125,940           5,258
*   JDS Uniphase Corp.                                  227,780           4,200
*   Sonus Networks, Inc.                                207,400           4,138
*   ONI Sytems Corp.                                    147,380           2,874

COMPUTER SERVICES SOFTWARE & Systems (10.8%)
*   Microsoft Corp.                                   1,072,320          58,643
*   BMC Software, Inc.                                  277,618           5,969
*   Peregrine Systems, Inc.                             242,260           4,724
*   Electronics for Imaging, Inc.                       151,700           3,736
*   Compuware Corp.                                     374,840           3,655
*   Veritas Software Corp.                               74,930           3,465

COMPUTER TECHNOLOGY (7.6%)
*   Dell Computer Corp.                                 999,929          25,686
    International Business Machines Corp.               254,023          24,432
*(1)NVIDIA Corp.                                        103,450           6,716

ELECTRONICS (1.1%)
*   Flextronics International Ltd.                      334,070           5,011
*   Semtech Corp.                                        97,690           2,876

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (13.7%)
    Intel Corp.                                       1,297,050          34,129
    Texas Instruments, Inc.                             496,150          15,371
*   Micron Technology, Inc.                             243,580          10,116
*   Advanced Micro Devices, Inc.                        282,400           7,495
*   Analog Devices, Inc.                                169,270           6,134
*   Agere Systems Inc.                                  968,040           5,982
*   Xilinx, Inc.                                        158,900           5,581
*   Celestica, Inc.                                     192,470           5,308
*   National Semiconductor Corp.                        120,290           3,218
*   International Rectifier Corp.                        75,750           3,068
*   Altera Corp.                                        122,860           2,634
*   Marvell Technology Group Ltd.                       195,720           2,361
                                                                      ----------
                                                                        275,875
                                                                      ----------
--------------------------------------------------------------------------------
UTILITIES (2.3%)
--------------------------------------------------------------------------------
*   AES Corp.                                           161,574           8,072
*   WorldCom, Inc.                                      299,120           5,590
    Exelon Corp.                                         49,440           3,243
                                                                      ----------
                                                                         16,905
                                                                      ----------
--------------------------------------------------------------------------------
OTHER (4.3%)
--------------------------------------------------------------------------------
    General Electric Co.                                662,488          27,732
*(1)SPX Corp.                                            45,200           4,102
                                                                      ----------
                                                                         31,834
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $813,372)                                                       738,634
--------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  5.23%, 4/2/2001                                       $12,785          12,785
  5.23%, 4/2/2001--Note G                                11,596          11,596
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $24,381)                                                         24,381
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%)
  (Cost $837,753)                                                       763,015
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-2.8%)                               (20,806)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 75,665,873 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                                   $742,209
================================================================================

NET ASSET VALUE PER SHARE                                                 $9.81
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)All or part of security position is on loan to broker/dealers.
   See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
GROWTH EQUITY FUND                                       SHARES           (000)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                                  $763,015
  Receivables for Investment Securities Sold                             38,866
  Other Assets--Note C                                                    4,777
                                                                      ----------
  Total Assets                                                          806,658
                                                                      ----------
LIABILITIES
  Payables for Investment Securities Purchased                           50,133
  Other Liabilities--Note G                                              14,316
                                                                      ----------
  Total Liabilities                                                      64,449
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS                                                             $742,209
================================================================================

--------------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT             PER
                                                          (000)           SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                      $1,258,245          $16.63
Accumulated Net Investment Loss                            (216)             --
Accumulated Net Realized Losses                        (441,082)          (5.83)
Unrealized Depreciation--Note F                         (74,738)          (0.99)
--------------------------------------------------------------------------------
NET ASSETS                                           $  742,209          $ 9.81
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                             GROWTH EQUITY FUND
                                                SIX MONTHS ENDED MARCH 31, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $   1,846
  Interest                                                                  591
  Security Lending                                                          114
--------------------------------------------------------------------------------
    Total Income                                                          2,551
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                        1,690
  The Vanguard Group--Note C
    Management and Administrative                                         1,440
    Marketing and Distribution                                               52
  Custodian Fees                                                             13
  Auditing Fees                                                               6
  Shareholders' Reports                                                      27
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        3,229
    Expenses Paid Indirectly--Note D                                       (462)
--------------------------------------------------------------------------------
    Net Expenses                                                          2,767
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (216)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                 (433,976)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                (148,933)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(583,125)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                         GROWTH EQUITY FUND
                                                  ------------------------------
                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                  MAR. 31, 2001   SEP. 30, 2000
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income (Loss)                        $    (216)       $   (700)
  Realized Net Gain (Loss)                             (433,976)         (2,548)
  Change in Unrealized Appreciation (Depreciation)     (148,933)         61,372
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                  (583,125)         58,124
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                      --              --
  Realized Capital Gain                                      --         (41,208)
--------------------------------------------------------------------------------
    Total Distributions                                      --         (41,208)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                686,756         834,293
  Issued in Lieu of Cash Distributions                       --          39,734
  Redeemed                                             (279,607)       (115,582)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
      Transactions                                      407,149         758,445
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            (175,976)        775,361
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   918,185         142,824
--------------------------------------------------------------------------------
  End of Period                                       $ 742,209        $918,185
================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                 47,677          44,062
  Issued in Lieu of Cash Distributions                       --           2,499
  Redeemed                                              (21,174)         (6,389)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding        26,503          40,172
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------------------
                                                                          GROWTH EQUITY FUND
                                                     -------------------------------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,            OCT. 31, 1995,
FOR A SHARE OUTSTANDING           SIX MONTHS ENDED   -------------------------------------------------            TO     YEAR ENDED
THROUGHOUT EACH PERIOD              MARCH 31, 2001       2000**        1999        1998        1997   SEP. 30, 1996*  OCT. 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $18.68       $15.88      $12.87      $16.64      $17.03           $14.97         $12.46
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                  --         (.01)       (.05)       (.05)       (.03)             .02            .10
  Net Realized and Unrealized Gain
    (Loss) on Investments                    (8.87)        7.33        4.66        1.10        4.23             2.91           2.52
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations         (8.87)        7.32        4.61        1.05        4.20             2.93           2.62
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income          --           --          --          --          --             (.02)          (.11)
  Distributions from Realized
    Capital Gains                               --        (4.52)      (1.60)      (4.82)      (4.59)            (.85)            --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                         --        (4.52)      (1.60)      (4.82)      (4.59)            (.87)          (.11)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $ 9.81       $18.68      $15.88      $12.87      $16.64           $17.03         $14.97
====================================================================================================================================

TOTAL RETURN                               -47.48%       51.07%      38.15%      10.71%      32.61%           20.61%         21.15%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)        $742         $918        $143         $98        $100              $96           $116
  Ratio of Total Expenses
    to Average Net Assets                   0.71%+        0.74%       0.96%     1.04%++     1.02%++           1.06%+          1.03%
  Ratio of Net Investment Income
    (Loss) to Average Net Assets          (0.05%)+      (0.19%)     (0.42%)      (0.42)     (0.25%)           0.03%+          0.69%
  Portfolio Turnover Rate                    426%+         303%        328%        250%        178%             148%           178%
====================================================================================================================================

 *The fund's fiscal year-end changed from October 31 to September 30, effective
  September 30, 1996.
**Turner Growth Equity Fund reorganized into Vanguard Growth Equity Fund effective June 12, 2000.
 +Annualized.
++Expense ratios before waivers and reimbursements of expenses were 1.12% in 1998 and 1.05% in 1997.

NOTES TO FINANCIAL STATEMENTS
Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Net investment losses that are applied to reduce required capital gain distributions are reclassified to accumulated net realized loss.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2001, the investment advisory fee represented an effective annual rate of 0.37% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2001, the fund had contributed capital of $156,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2001, these arrangements reduced the fund's expenses by $462,000 (an annual rate of 0.10% of average net assets).

E. During the six months ended March 31, 2001, the fund purchased $2,291,984,000 of investment securities and sold $1,875,889,000 of investment securities other than temporary cash investments.

F. At March 31, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $74,738,000, consisting of unrealized gains of $20,263,000 on securities that had risen in value since their purchase and $95,001,000, in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at March 31, 2001, was $11,035,000, for which the fund held cash collateral of $11,596,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE VANGUARD(R)
  Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California,
  Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California,
  New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[PHOTO OF SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q5442 052001

VANGUARD(R) EQUITY INCOME FUND

Semiannual Report - March 31, 2001

STOCK

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

* THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

* DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

* PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Equity Income Fund returned 2.0% during the six months ended March 31, 2001, well ahead of its average peer mutual fund and the broad market.

* The fund benefited from an emphasis on financial services, retail, and utility stocks.

* Broad market indexes continued to plummet from record highs reached in early 2000.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Advisers

 8 Fund Profile

 9 Glossary of Investment Terms

10 Performance Summary

11 Financial Statements

LETTER
  from the Chairman

Fellow Shareholder,

VANGUARD EQUITY INCOME FUND earned a 2.0% return during the six months ended March 31, 2001, even as the broad U.S. stock market shed more than -20% of its value. The fund outpaced both its average peer mutual fund and its benchmark index. The fund's performance benefited from strong showings among financial services, retail, and utility stocks.

TOTAL RETURNS                   Six Months Ended
                                  March 31, 2001
------------------------------------------------
Vanguard Equity Income Fund                 2.0%
Average Equity Income Fund*                -3.6
Russell 1000 Value Index                   -2.5
Wilshire 5000 Index                       -21.4
------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table above presents the six-month total returns (capital change plus reinvested dividends) for our fund and its average competitor. We also present the returns of two unmanaged indexes: the Russell 1000 Value Index--the benchmark we consider to be the "best fit" for our fund-- and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.
     Our total return is based on a decrease in net asset value from $24.06 per share on September 30, 2000, to $23.09 per share on March 31, 2001. The fund's return reflects dividends totaling $0.30 per share paid from net investment income and a distribution of $1.14 per share paid from net realized capital gains.

MARKET BAROMETER                                                   Total Returns
                                                    Periods Ended March 31, 2001

                                                    Six         One         Five
                                                 Months        Year       Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -18.8%      -21.7%        14.2%
Russell 2000 Index (Small-caps)                  -13.0       -15.3          7.8
Wilshire 5000 Index (Entire market)              -21.4       -24.8         12.4
MSCI EAFE Index (International)                  -15.9       -25.7          3.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        7.4%       12.5%         7.5%
Lehman 10 Year Municipal Bond Index                6.4        10.8          6.6
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         3.0         6.0          5.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               1.4%        2.9%         2.5%
--------------------------------------------------------------------------------
*Annualized.

FINANCIAL MARKETS IN REVIEW
During the past six months, technology stocks continued to plummet from peaks reached early last year, registering especially sharp declines in the first three months of 2001. The tech-stock collapse pulled broad U.S. stock market indexes into a bear market--generally defined as a decline of -20% or more over at least a two-month period. Amid the turbulence in stocks, bonds provided shelter, with solid returns in all segments of the fixed income markets.
     Two themes dominated the markets during the past six months: weakness in the U.S. economy and corporate earnings, and technology's accelerating free fall. On the economic front, though some indicators remain strong--unemployment is low, and housing sales have been robust--overall growth has slowed dramatically from the torrid pace of the past few years. In the fourth quarter of 2000, real growth in gross domestic product checked in at an annualized rate of 1.0%, compared with a stunning 8.3% a year earlier. And in the first quarter of 2001, the economy expanded at a modest 2.0% pace. Amid the market's troubles, consumer confidence, though still at high historical levels, also slipped.
     In the first quarter of 2001, the Federal Reserve Board responded to signs of economic weakness by reducing short-term interest rates three times, for a total of 150 basis points (1.5 percentage points). Stocks rallied after the first cut--a surprise move announced in early January, between the Fed's regularly scheduled meetings--but then lurched downward.
     Hardest hit were technology stocks. During the six months, the tech-heavy Nasdaq Composite Index lost -49.9% of its value. (By March 31, the index was down -64% from its peak in March 2000.) What began as a fall in speculative dot-coms with slim prospects of profitability spread to established technology companies with solid track records. In the first three months of 2001, bellwether tech stocks such as Cisco Systems and JDS Uniphase declined sharply after the companies reported weak earnings or warned that a slowing economy and sharp deceleration in capital spending by businesses would be bad news for the bottom line.

---------------------
DURING THE SIX
MONTHS, THE TECH-
HEAVY NASDAQ
COMPOSITE INDEX
LOST -49.9% OF ITS
VALUE AS DAMAGE
SPREAD FROM DOT-COMS
TO ESTABLISHED
TECHNOLOGY COMPANIES.
---------------------

     The best performers during the half-year were value stocks--those with below-average prices in relation to such measures as earnings and book value. Larger value-oriented shares suffered mild losses, while small and medium-sized value stocks posted positive returns. The overall U.S. stock market, as represented by the Wilshire 5000 Index, returned -21.4%.
     Bonds were the one bright spot in the investment markets. Interest rates across all maturities declined, and prices rose, providing bonds with excellent total returns. The Lehman Brothers Aggregate Bond Index, a measure of the total taxable bond market, returned 7.4% during the six months.

PERFORMANCE OVERVIEW
Because the Equity Income Fund emphasizes dividend-paying stocks, it avoided the damage in technology stocks, which tend to pay small or no dividends. At the start of the six-month period, tech stocks accounted for less than 2% of the fund's assets, but more than 20% of the value of the Standard & Poor's 500 Index.
     As tech stocks withered, the fund reaped solid returns in retail and electric utilities stocks. Retail stocks were buoyed by continued strength in consumer spending, while electric utilities benefited from the market's improving assessment of their earning power. Electricity markets are being deregulated, and big markets such as California are facing power shortages--a combination that could mean better growth prospects for the once-stodgy utilities.
     The fund also benefited from the relative strength of value stocks--banks, retailers, and industrial companies sporting attractive dividend yields and relatively low prices. While the market was punishing high-priced growth stocks, the fund's relatively low-priced holdings--Equity Income's median price/earnings and price/book ratios are about half those of the S&P 500 Index--played strong portfolio defense.
     Although many equity income funds invest in the same broad areas of the market, your fund has tended to display a more pronounced value bias and a stronger commitment to dividend-paying stocks. These emphases, maintained in the varying stock-selection methods used by the fund's three advisers, helped the fund outpace the competition during the six months. The table above shows the percentage of fund assets managed by each adviser as of March 31.

FUND ASSETS MANAGED                           March 31, 2001
------------------------------------------------------------
                                         $ Million   Percent
------------------------------------------------------------
Newell Associates                           $1,243       50%
Wellington Management Company, LLP             562       23
John A. Levin & Company, Inc.                  556       22
Cash Investments*                              125        5
------------------------------------------------------------
Total                                       $2,486      100%
------------------------------------------------------------
*This cash is invested in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash position.

IN SUMMARY
After a long bull run, the stock market has struggled during the past year, with especially tough times in the past six months. Meanwhile, bonds and cash investments have done quite well. Even within the stock market, we've seen great disparities. Dividend-paying value stocks--derided not long ago as "old school"--have held up much better than the high-tech growth stocks that led the late-1990s bull market.

     Because the financial markets are uncertain, we believe the best plan is to hold a balanced portfolio of stock funds, bond funds, and short-term investments in proportions appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN
                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    Chairman and
                                                         Chief Executive Officer
April 11, 2001

REPORT
  from the Advisers

VANGUARD EQUITY INCOME FUND's 2.0% return during the six months ended March 31, 2001, surpassed the returns of the average equity income fund, which declined by -3.6%, and the Russell 1000 Value Index, which returned -2.5%.

                                                 -------------------------------
                                                           INVESTMENT PHILOSOPHY
                                                     The advisers believe that a
                                                     fund made up of undervalued
                                                     stocks, most of which offer
                                                   high dividend yields compared
                                                 to their past levels and to the
                                                   overall market, can provide a
                                                   high level of current income,
                                                       the potential for capital
                                                        appreciation, and below-
                                                        average price volatility
                                                        for a stock mutual fund.
                                                 -------------------------------

THE INVESTMENT ENVIRONMENT
Only a year ago many investors had concluded that a new investment paradigm justified historically high stock valuations. A surging economy and unbridled optimism about the technology revolution led investors to believe that already high prices could only move higher. In other words, "this time was different." Clearly, it was not.
     The technology bubble burst, and the U.S. economy has downshifted, perhaps even entered a recession. The correction in technology stocks has been severe enough to reverse the performance gap between the S&P 500 Index and the Equity Income Fund.
     From February 28, 1999, to February 29, 2000, the fund's return lagged that of the S&P 500 by more than 20 percentage points. It trailed the Nasdaq
Composite Index by more than 116 percentage points. Extending this one-year period by another 13 months reverses the gap. From February 28, 1999, to March 31, 2001, the fund outperformed both indexes on a cumulative basis. As we have frequently said, investors do not have to take high risk to achieve a competitive rate of return, but they do have to be patient and keep faith with value as an investment philosophy.

OUR SUCCESSES
Transportation, retail, and tobacco stocks were the strongest contributors to the fund's performance. The railroads have worked through many of their merger and operating problems, and investors are beginning to anticipate improved earnings. Consumer confidence has held up well, helping to support retail sales. Tobacco stocks benefited from steady sales and cash flows and waning litigation threats.
     Financial services stocks also made solid contributions, with an especially strong showing from Washington Mutual. Food stocks benefited from merger speculation and the perception that these stocks would prove a relatively safe haven in a slowing economy. (Even in a weak economy, people need to eat.) Energy and utilities stocks prospered in a period of tight supply, strong demand, and rising prices.

OUR SHORTFALLS
Office equipment and electrical equipment stocks turned in poor showings, as did our modest stake in technology and communications stocks. Weakness in the office equipment area was caused mainly by Xerox, which is struggling with high debt and cash constraints. General Electric was weak because of investor concern over its pending acquisition of Honeywell. The disappointing performance of several other companies--KPMG Consulting, Tribune, and Crown Cork & Seal--also dampened overall return. Although bank stocks boosted the fund's absolute performance, these holdings rose less than the index's bank holdings, hurting relative performance.

THE FUND'S POSITIONING
The fund's largest groups were health care, petroleum, bank, and telecommunications issues. While health care stocks performed well in 2000, they weakened due to profit-taking in the past six months. We believe these companies continue to offer solid prospects for high-quality earnings growth and will once again make an important contribution to performance.
     Petroleum production and marketing continues to be one of the most important industries in the U.S. economy and in the world. While stocks of these companies have rebounded dramatically from their 1998 levels, the market has not truly restored the sector to favor, and most petroleum stocks remain at relatively acceptable valuation levels. We think that the industry will retain its economic importance and that demand for oil will rise as economies outside the U.S. return to growth.
     Despite the weak U.S. economy and deteriorating credit quality, the major banks have been strengthened by consolidation and the easing of regulatory restrictions. They also derive more of their income from fees than in the past, making them somewhat less sensitive to interest rate fluctuations. These qualities position the group to make important contributions to the fund's performance.
     For the telecommunications industry, excess capacity and competition are the primary difficulties in the current environment. However, telecom companies lie at the heart of the communications revolution, and it is hard to see how the future potential of computers and of the Internet can be achieved without expanding the telephone companies' participation and potential for growth.
     We manage the fund to be a vehicle for investors who want current yield from common stocks at a rate significantly above that of the market, along with a competitive long-term total return. The fund provides a place for those who want to be invested in common stocks but to temper the risk of popular growth issues. We will continue to implement our value philosophy without yielding to the fads and fancies of the marketplace.

Newell Associates
John A. Levin & Company, Inc.
Wellington Management Company, LLP

April 16, 2001



PORTFOLIO CHANGES                                Six Months Ended March 31, 2001

                                      Comments
--------------------------------------------------------------------------------
ADDITIONS
General Electric                      Consistent, high-quality earnings growth.
                                      Concerns over potential acquisition of
                                      Honeywell weakened stock price.
--------------------------------------------------------------------------------
Johnson & Johnson                     Health care leader that delivers steady
                                      earnings growth. Potential merger with
                                      Alza provided opportunity to buy.
--------------------------------------------------------------------------------
Merck                                 Strong pipeline of new prescription drugs.
                                      Lower margins produced a decline in price.
--------------------------------------------------------------------------------
J.P. Morgan Chase                     Benefits of merger not yet reflected in
                                      stock price.
--------------------------------------------------------------------------------
Morgan Stanley                        Industry-leading positions in brokerage,
  Dean Witter                         investment banking, and credit services.
                                      Stock price dropped on reports of exposure
                                      to Lucent debt.
--------------------------------------------------------------------------------
Schering-Plough                       Strong management team and product
                                      pipeline. Stock down due to
                                      manufacturing delays.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REDUCTIONS
American Home                         Strong performance over the past year had
  Products                            driven price to high relative valuation
                                      level.
--------------------------------------------------------------------------------
Baker Hughes                          High relative valuation due to increase in
                                      demand and rising oil prices.
--------------------------------------------------------------------------------
Bestfoods*                            Acquired at a premium by Unilever.
--------------------------------------------------------------------------------
Lockheed Martin                       High relative valuation because of
                                      speculation that the Bush administration
                                      will increase defense spending.
--------------------------------------------------------------------------------
*Eliminated from portfolio.

                                                                     SEE PAGE 11
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                As of March 31, 2001
  for Equity Income Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

-------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                           WILSHIRE
                              FUND         BEST FIT*           5000
-------------------------------------------------------------------
Number of Stocks               164               718          6,615
Median Market Cap           $36.2B            $36.3B         $35.2B
Price/Earnings Ratio         18.5x             19.1x          24.6x
Price/Book Ratio              3.0x              3.0x           3.4x
Yield                         2.3%              1.9%           1.3%
Return on Equity             21.1%             21.0%          22.6%
Earnings Growth Rate          8.1%             11.2%          15.5%
Foreign Holdings              5.0%              0.0%           0.0%
Turnover Rate                26%**                --             --
Expense Ratio              0.48%**                --             --
Cash Investments              1.6%                --             --
-------------------------------------------------------------------

----------------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Exxon Mobil Corp.                               3.5%
  (oil)
Verizon Communications                          3.4
  (telecommunications)
BP Amoco PLC ADR                                2.0
  (oil)
Bristol-Myers Squibb Co.                        1.9
  (pharmaceuticals)
J.P. Morgan Chase & Co.                         1.8
  (banks)
SBC Communications Inc.                         1.7
  (telecommunications)
Philip Morris Cos., Inc.                        1.7
  (tobacco)
Bank of America Corp.                           1.6
  (banks)
BellSouth Corp.                                 1.6
  (telecommunications)
Pharmacia Corp.                                 1.5
  (pharmaceuticals)
----------------------------------------------------
Top Ten                                        20.7%
----------------------------------------------------

----------------------------------------------------
VOLATILITY MEASURES

                                            WILSHIRE
                FUND     BEST FIT*    FUND      5000
----------------------------------------------------
R-Squared       0.91         1.00     0.30      1.00
Beta            0.83         1.00     0.43      1.00
----------------------------------------------------

----------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                            WILSHIRE
                         FUND    BEST FIT*      5000

Auto & Transportation    1.9%         3.2%      2.1%
Consumer Discretionary   6.5          9.6      13.6
Consumer Staples         8.4          8.2       6.4
Financial Services      23.2         31.6      19.9
Health Care             12.0          8.6      13.5
Integrated Oils         12.0          7.1       3.6
Other Energy             1.6          2.9       3.2
Materials & Processing   5.8          4.1       3.1
Producer Durables        3.2          3.4       3.4
Technology               1.7          3.7      16.5
Utilities               19.5         14.8       9.5
Other                    4.2          2.8       5.2
----------------------------------------------------

-------------------------
INVESTMENT FOCUS
[GRID]

Market Cap          Large
Style               Value
-------------------------

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

 *Russell 1000 Value Index.
**Annualized.

GLOSSARY
  of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to an index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
  for Equity Income Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                   September 30, 1990-March 31, 2001
[BAR CHART-SCALE -20% TO 60%]
                               RUSSELL 1000
    FISCAL YEAR  TOTAL RETURN   VALUE INDEX
    -----------  ------------   -----------
           1991          26.5          28.9
           1992          12.3          12.4
           1993          19.2          25.4
           1994          -2.2          -0.7
           1995          24.8          27.7
           1996          18.2          17.9
           1997          34.2          42.3
           1998           9.5           3.6
           1999          12.6          18.7
           2000           6.3           8.9
           2001*          2.O          -2.5
--------------------------------------------------------------------------------
*Six months ended March 31, 2001.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
  March 31, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EQUITY INCOME FUND                                       SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.2%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (1.7%)
   Ford Motor Co.                                       589,139       $   16,567
   Union Pacific Corp.                                  121,900            6,857
   Genuine Parts Co.                                    233,346            6,046
   CSX Corp.                                            164,200            5,534
   Norfolk Southern Corp.                               264,258            4,424
   The Goodyear Tire & Rubber Co.                       140,100            3,341
   Visteon Corp.                                         34,631              521
                                                                      ----------
                                                                          43,290
                                                                      ----------
CONSUMER DISCRETIONARY (5.9%)
   Kimberly-Clark Corp.                                 508,175           34,470
   May Department Stores Co.                            682,904           24,229
   Tribune Co.                                          290,400           11,831
   Eastman Kodak Co.                                    277,724           11,078
*  KPMG Consulting Inc.                                 778,900           10,126
   Gillette Co.                                         303,700            9,466
   J.C. Penney Co., Inc.                                506,580            8,100
   The McGraw-Hill Cos., Inc.                           114,900            6,854
   Avon Products, Inc.                                  168,700            6,746
   The Stanley Works                                    199,400            6,570
   Sears, Roebuck & Co.                                 135,129            4,766
   Whirlpool Corp.                                       84,400            4,219
   Gannett Co., Inc.                                     64,400            3,846
   Newell Rubbermaid, Inc.                              138,400            3,668
   International Flavors &
     Fragrances, Inc.                                   102,400            2,259
                                                                      ----------
                                                                         148,228
                                                                      ----------
CONSUMER STAPLES (7.7%)
   Philip Morris Cos., Inc.                             870,350           41,298
   Sara Lee Corp.                                       899,000           19,400
   Anheuser-Busch Cos., Inc.                            396,000           18,188
   H.J. Heinz Co.                                       426,540           17,147
   Procter & Gamble Co.                                 256,600           16,063
   PepsiCo, Inc.                                        278,900           12,258
   The Clorox Co.                                       343,500           10,803
   The Quaker Oats Co.                                   87,800            8,521
   The Coca-Cola Co.                                    185,800            8,391
   General Mills, Inc.                                  172,700            7,428
   Albertson's, Inc.                                    209,800            6,676
   Kellogg Co.                                          209,100            5,652
   Hershey Foods Corp.                                   78,900            5,469
   Campbell Soup Co.                                    156,200            4,666
   UST, Inc.                                            138,900            4,174
   ConAgra Foods, Inc.                                  193,600            3,531
   Ralston-Ralston Purina Group                          78,600            2,448
                                                                      ----------
                                                                         192,113
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
EQUITY INCOME FUND                                       SHARES            (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (21.4%)
   J.P. Morgan Chase & Co.                              968,845       $   43,501
   Bank of America Corp.                                715,723           39,186
   Washington Mutual, Inc.                              558,910           30,600
   U.S. Bancorp                                       1,047,355           24,299
   FleetBoston Financial Corp.                          637,899           24,081
   Aon Corp.                                            568,500           20,182
   Ace, Ltd.                                            534,500           19,648
   Marsh & McLennan Cos., Inc.                          201,600           19,158
   American General Corp.                               494,200           18,903
   First Data Corp.                                     295,950           17,671
   Bank One Corp.                                       483,222           17,483
   Wachovia Corp.                                       246,035           14,824
   Equity Residential Properties Trust REIT             280,000           14,568
   XL Capital Ltd. Class A                              186,300           14,172
   First Union Corp.                                    427,530           14,108
   CIGNA Corp.                                          130,500           14,010
   John Hancock Financial Services, Inc.                329,900           12,685
   KeyCorp                                              487,270           12,572
   The Chubb Corp.                                      165,101           11,960
   Lincoln National Corp.                               275,600           11,705
   National City Corp.                                  433,000           11,583
   PNC Financial Services Group                         166,494           11,280
   The Hartford Financial Services Group Inc.           185,000           10,915
   The Bank of New York Co., Inc.                       202,600            9,976
   Equity Office Properties Trust REIT                  345,000            9,660
   Mellon Financial Corp.                               224,400            9,093
   Wells Fargo Co.                                      183,165            9,061
   St. Paul Cos., Inc.                                  194,833            8,582
   Merrill Lynch & Co., Inc.                            153,632            8,511
   UnumProvident Corp.                                  278,300            8,132
   Citigroup, Inc.                                      178,766            8,041
   Fannie Mae                                            96,800            7,705
   Morgan Stanley Dean Witter & Co.                     124,000            6,634
   Archstone Communities Trust REIT                     237,900            5,852
   SAFECO Corp.                                         169,500            4,778
   Sun Communities, Inc. REIT                           110,000            3,630
   Crescent Real Estate, Inc. REIT                      100,000            2,270
                                                                      ----------
                                                                         531,019
                                                                      ----------
HEALTH CARE (11.1%)
   Bristol-Myers Squibb Co.                             789,300           46,884
   Pharmacia Corp.                                      735,500           37,047
   American Home Products Corp.                         626,200           36,789
   Merck & Co., Inc.                                    447,200           33,942
   GlaxoSmithKline PLC                                  507,804           26,558
   Johnson & Johnson                                    251,000           21,955
   Abbott Laboratories                                  417,600           19,707
   Baxter International, Inc.                           209,159           19,690
   Eli Lilly & Co.                                      216,300           16,582
*  Aetna Inc.                                           249,000            8,944
   Schering-Plough Corp.                                211,300            7,719
                                                                      ----------
                                                                         275,817
                                                                      ----------
INTEGRATED OILS (11.1%)
   Exxon Mobil Corp.                                  1,062,582           86,069
   BP Amoco PLC ADR                                   1,005,126           49,874
   Texaco Inc.                                          533,900           35,451
   Chevron Corp.                                        268,446           23,570
   Royal Dutch Petroleum Co. ADR                        384,900           21,339
   Unocal Corp.                                         440,000           15,211
   Conoco Inc. Class A                                  515,000           14,472
   Shell Transport & Trading Co. ADR                    278,600           13,019
   USX-Marathon Group                                   415,100           11,187
   Phillips Petroleum Co.                                97,100            5,345
                                                                      ----------
                                                                         275,537
                                                                      ----------
OTHER ENERGY (1.5%)
   Burlington Resources, Inc.                           270,000           12,083
   Ultramar Diamond Shamrock Corp.                      168,600            6,100
   Ashland, Inc.                                        131,000            5,030
   Baker Hughes, Inc.                                   137,800            5,004
   Schlumberger Ltd.                                     81,100            4,672
   Sunoco, Inc.                                         121,400            3,937
                                                                      ----------
                                                                          36,826
                                                                      ----------
MATERIALS & Processing (5.3%)
   Dow Chemical Co.                                   1,116,387           35,244
   E.I. du Pont de Nemours & Co.                        599,327           24,393
   Weyerhaeuser Co.                                     344,500           17,497
   Alcoa Inc.                                           459,100           16,505
   International Paper Co.                              317,252           11,446
   Eastman Chemical Co.                                 179,500            8,835
   Engelhard Corp.                                      319,600            8,265
   PPG Industries, Inc.                                 131,000            6,038
   USX-U.S. Steel Group                                 170,000            2,497
   Crown Cork & Seal Co., Inc.                          250,000            1,013
*  Energizer Holdings, Inc.                               3,800               95
                                                                      ----------
                                                                         131,828
                                                                      ----------
PRODUCER DURABLES (3.0%)
   Emerson Electric Co.                                 387,359           24,016
   Caterpillar, Inc.                                    462,064           20,506
   Cooper Industries, Inc.                              299,900           10,032
   The Boeing Co.                                       111,200            6,195
   Pitney Bowes, Inc.                                   155,700            5,411
   Deere & Co.                                          100,746            3,661
   Lockheed Martin Corp.                                 81,400            2,902
   Xerox Corp.                                          279,200            1,672
                                                                      ----------
                                                                          74,395
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE^
                                                         SHARES            (000)
--------------------------------------------------------------------------------
TECHNOLOGY (1.6%)
   Hewlett-Packard Co.                                  518,400       $   16,210
   Rockwell International Corp.                         378,600           13,762
   Compaq Computer Corp.                                286,500            5,214
   International Business Machines Corp.                 49,400            4,751
                                                                      ----------
                                                                          39,937
                                                                      ----------
UTILITIES (18.0%)
   Verizon Communications                             1,694,457           83,537
   SBC Communications Inc.                              953,973           42,576
   BellSouth Corp.                                      951,804           38,948
   AT&T Corp.                                         1,091,552           23,250
*  Qwest Communications International Inc.              657,836           23,057
   FPL Group, Inc.                                      354,335           21,721
   Southern Co.                                         589,710           20,693
   SCANA Corp.                                          720,000           19,548
   Pinnacle West Capital Corp.                          364,900           16,738
   DTE Energy Co.                                       318,900           12,692
   Duke Energy Corp.                                    287,304           12,279
   Potomac Electric Power Co.                           513,600           12,008
   Constellation Energy Group                           256,300           11,303
   Dominion Resources, Inc.                             163,783           10,559
   Allegheny Energy, Inc.                               220,300           10,191
   Questar Corp.                                        371,800           10,187
   NICOR, Inc.                                          262,700            9,791
   Western Resources, Inc.                              322,800            7,699
   Exelon Corp.                                         115,000            7,544
   Sprint Corp.                                         308,800            6,791
*  Sprint PCS                                           349,000            6,631
   KeySpan Corp.                                        172,700            6,585
   TXU Corp.                                            153,096            6,326
   National Fuel Gas Co.                                104,800            5,615
   American Electric Power Co., Inc.                    110,160            5,178
   ScottishPower PLC ADR                                182,845            4,794
   Xcel Energy, Inc.                                    147,000            4,426
   Edison International                                 335,640            4,242
   Conectiv, Inc.                                       101,100            2,209
                                                                      ----------
                                                                         447,118
                                                                      ----------
OTHER (3.9%)
   Minnesota Mining & Manufacturing Co.                 353,107           36,688
   General Electric Co.                                 784,000           32,818
   Eaton Corp.                                          125,700            8,610
   Honeywell International Inc.                         167,162            6,820
   Tyco International Ltd.                              132,100            5,711
   Fortune Brands, Inc.                                 147,531            5,075
                                                                      ----------
                                                                          95,722
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $1,567,621)                                                     2,291,830
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%)
--------------------------------------------------------------------------------
Crown Castle International Corp. 6.25% Cvt. Pfd.         85,100            2,649
Owens-Illinois Inc. 4.75% Cvt. Pfd.                     129,500            2,363
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $8,830)                                                             5,012
--------------------------------------------------------------------------------

                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (1.0%)
--------------------------------------------------------------------------------
Hewlett Packard Co. 0.00%, 10/14/2017                  $ 20,700           11,282
Incyte Genomics, Inc. 5.50%, 2/1/2007                     3,000            2,004
Security Capital U.S. Realty 2.00%, 5/22/2003             8,300            7,346
Waste Management Inc. 4.00%, 2/1/2002                     4,000            3,883
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
 (Cost $27,341)                                                           24,515
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.5%)(1)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
(2) 5.44%, 4/12/2001                                      9,000            8,989
Repurchase Agreement
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    5.23%, 4/2/2001                                     153,251          153,251
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $162,236)                                                         162,240
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
 (Cost $1,766,028)                                                     2,483,597
--------------------------------------------------------------------------------

---------------------------------------------------------------
                                                         MARKET
                                                         VALUE^
                                                          (000)
---------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
---------------------------------------------------------------
Other Assets--Note C                                     10,848
Liabilities                                              (8,745)
                                                     ----------
                                                          2,103
                                                     ----------
---------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------
Applicable to 107,653,684 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                          $2,485,700
===============================================================

NET ASSET VALUE PER SHARE                                $23.09
===============================================================
  ^See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.2% and 1.5%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                      $1,758,237          $16.33
Overdistributed Net Investment Income                    (1,757)          (0.02)
Accumulated Net Realized Gains                           22,334            0.21
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                 717,569            6.67
Futures Contracts                                       (10,683)          (0.10)
--------------------------------------------------------------------------------
NET ASSETS                                           $2,485,700          $23.09
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                             EQUITY INCOME FUND
                                                SIX MONTHS ENDED MARCH 31, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $28,915
  Interest                                                                5,573
  Security Lending                                                           12
--------------------------------------------------------------------------------
    Total Income                                                         34,500
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             2,066
    Performance Adjustment                                                  192
  The Vanguard Group--Note C
    Management and Administrative                                         3,489
    Marketing and Distribution                                              147
  Custodian Fees                                                             22
  Auditing Fees                                                               7
  Shareholders' Reports                                                      23
  Trustees' Fees and Expenses                                                 2
--------------------------------------------------------------------------------
    Total Expenses                                                        5,948
    Expenses Paid Indirectly--Note D                                       (272)
--------------------------------------------------------------------------------
    Net Expenses                                                          5,676
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    28,824
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             44,388
  Futures Contracts                                                     (21,049)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 23,339
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   1,222
  Futures Contracts                                                      (7,659)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         (6,437)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $45,726
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                     EQUITY INCOME FUND
                                          --------------------------------------
                                               SIX MONTHS                  YEAR
                                                    ENDED                 ENDED
                                            MAR. 31, 2001         SEP. 30, 2000
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                          $ 28,824              $ 67,091
  Realized Net Gain (Loss)                         23,339               137,768
  Change in Unrealized Appreciation (Depreciation) (6,437)              (83,180)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                        45,726               121,679
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                           (30,858)              (69,729)
  Realized Capital Gain                          (113,538)             (105,954)
--------------------------------------------------------------------------------
    Total Distributions                          (144,396)             (175,683)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                          216,748               366,363
  Issued in Lieu of Cash Distributions            130,382               157,861
  Redeemed                                       (182,833)           (1,058,890)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                          164,297              (534,666)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                        65,627              (588,670)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           2,420,073             3,008,743
--------------------------------------------------------------------------------
  End of Period                                $2,485,700            $2,420,073
================================================================================

(1)Shares Issued (Redeemed)
  Issued                                            9,050                15,846
  Issued in Lieu of Cash Distributions              5,631                 6,823
  Redeemed                                         (7,621)              (46,700)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding   7,060               (24,031)
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------
                                                                        EQUITY INCOME FUND
                                                                      YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED ----------------------------------------------
THROUGHOUT EACH PERIOD                     MARCH 31,2001      2000     1999     1998     1997     1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $24.06    $24.14   $22.80   $22.28   $17.69   $15.65
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .28       .62      .64      .64      .64      .63
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   .19       .81     2.20     1.44     5.17     2.18
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 .47      1.43     2.84     2.08     5.81     2.81
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.30)     (.64)    (.67)    (.67)    (.64)    (.60)
  Distributions from Realized Capital Gains        (1.14)     (.87)    (.83)    (.89)    (.58)    (.17)
-------------------------------------------------------------------------------------------------------
    Total Distributions                            (1.44)    (1.51)   (1.50)   (1.56)   (1.22)    (.77)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $23.09    $24.06   $24.14   $22.80   $22.28   $17.69
=======================================================================================================

TOTAL RETURN                                       1.97%     6.28%   12.56%    9.54%   34.17%   18.22%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $2,486    $2,420   $3,009   $2,378   $1,948   $1,309
  Ratio of Total Expenses to
    Average Net Assets                            0.48%*     0.43%    0.41%    0.39%    0.45%    0.42%
  Ratio of Net Investment Income to
    Average Net Assets                            2.33%*     2.59%    2.59%    2.80%    3.25%    3.69%
  Portfolio Turnover Rate                           26%*       36%      18%      23%      22%      21%
=======================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures Contracts: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Newell Associates, John A. Levin & Co., Inc., and Wellington Management Company, LLP, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee for John A. Levin & Co., Inc. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on perfor-mance relative to the Lipper Equity Income average.

     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.
     For the six months ended March 31, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund's average net assets before an increase of $192,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2001, the fund had contributed capital of $492,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.5% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $268,000 and $4,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended March 31, 2001, the fund purchased $311,306,000 of investment securities and sold $320,031,000 of investment securities other than temporary cash investments.

F. At March 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $717,569,000, consisting of unrealized gains of $798,208,000 on securities that had risen in value since their purchase and $80,639,000 in unrealized losses on securities that had fallen in value since their purchase.
     At March 31, 2001, the aggregate settlement value of open futures contracts expiring in June 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                 (000)
                                                        ------------------------
                                                       AGGREGATE
                                        NUMBER OF     SETTLEMENT      UNREALIZED
FUTURES CONTRACTS                  LONG CONTRACTS          VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                                 333        $97,336        $(8,299)
S&P MidCap 400 Index                          114         26,425         (2,384)
--------------------------------------------------------------------------------

THE VANGUARD(R)
  Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California,
  Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California,
  New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[PHOTO OF SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q652 052001